Supplement Dated February 19, 2015 to your Prospectus Dated May 1, 2014

Fund Additions:

Effective March 26, 2015, the following investment options are added alphabetically under MFS® Variable Insurance Trust in Appendix I. I Investment Options (Standard):

Funding Option	Investment Objective Summary	Investment Adviser/Sub- Adviser
MFS Core Equity Portfolio	Seeks capital appreciation	MFS Investment Management
MFS Massachusetts Investors Growth Stock Portfolio	Seeks capital appreciation	MFS Investment Management
MFS Research International Portfolio	Seeks capital appreciation	MFS Investment Management

Fund Mergers:

Merging Fund	Acquiring Fund

MFS Core Equity Series	MFS Core Equity Portfolio
MFS Investors Growth Stock Series	MFS Massachusetts Investors Growth Stock Portfolio
MFS Research International Series	MFS Research International Portfolio

At a meeting of the Board of Trustees (the “Board”) of The MFS Funds (the “Trust”), the Board considered and approved a proposal to reorganize the Merging Fund into the Acquiring Fund. Pursuant to the reorganization, the Merging Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Merging Fund will be closed to all new and subsequent investments, including program trades, effective as of the close of business on or about March 26, 2015. Pending shareholder approval at a meeting scheduled to be held in March 2015, the reorganization is scheduled to take place at the close of business on or about March 27, 2015.

As a result of the reorganization, as of the close of business on or about March 27, 2015:

•                  if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account;

•                  If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract;

•                  any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account;

•                  unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account;

•                  all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

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